Exhibit (a)(1)(ii)

LETTER OF TRANSMITTAL TO TENDER

PENN VIRGINIA CORPORATION OFFER TO PURCHASE FOR CASH

ANY AND ALL OF ITS OUTSTANDING

4.50% CONVERTIBLE SENIOR SUBORDINATED NOTES DUE 2012

(CUSIP No. 707882AA4)

THE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MONDAY, APRIL 4, 2011, UNLESS THE OFFER IS EXTENDED OR EARLIER TERMINATED BY US (SUCH TIME, AS SAME MAY BE EXTENDED, THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE, BUT NOT THEREAFTER. HOLDERS OF PENN VIRGINIA CORPORATION’S 4.50% CONVERTIBLE SENIOR SUBORDINATED NOTES DUE 2012 (“CONVERTIBLE NOTES”) MUST VALIDLY TENDER, AND NOT VALIDLY WITHDRAW, THEIR CONVERTIBLE NOTES AT OR PRIOR TO THE EXPIRATION DATE TO BE ELIGIBLE TO RECEIVE THE PURCHASE PRICE (AS DEFINED IN THE OFFER TO PURCHASE). TENDERS OF CONVERTIBLE NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION TIME, BUT NOT THEREAFTER.

The Depositary for the Offer is:

Global Bondholder Services Corporation

By Hand, Overnight Delivery or Mail (Registered or Certified Mail Recommended):	By Facsimile Transmission (for Eligible Institutions only):

Global Bondholder Services Corporation 65 Broadway, Suite 404 New York, New York 10006 Attention: Corporate Actions	Global Bondholder Services Corporation (212) 430-3775 Attention: Corporate Actions

Confirm by Telephone:
(212) 430-3774

DELIVERY OF THIS LETTER OF TRANSMITTAL OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THIS LETTER OF TRANSMITTAL NEED NOT BE COMPLETED BY HOLDERS TENDERING CONVERTIBLE NOTES BY ATOP (AS HEREINAFTER DEFINED). DELIVERY OF THIS LETTER OF TRANSMITTAL, ANY CONVERTIBLE NOTES AND OTHER REQUIRED DOCUMENTS TO THE DEPOSITORY TRUST COMPANY (“DTC”) DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

The instructions contained herein should be read carefully before this Letter of Transmittal is completed. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Offer to Purchase, dated March 8, 2011 (the “Offer to Purchase”).

Questions and requests for assistance relating to the procedures for tendering Convertible Notes and requests for additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to Global Bondholder Services Corporation, as the information agent for the Offer (the “Information Agent”), at its address and telephone numbers listed on the back cover of this Letter of Transmittal. Questions regarding the Offer may also be directed to J.P. Morgan Securities LLC, as the dealer manager for the Offer (the “Dealer Manager”), at its address and telephone number listed on the back cover of this Letter of Transmittal.

This Letter of Transmittal and the instructions hereto (this “Letter of Transmittal”), the Offer to Purchase (together with this Letter of Transmittal, as amended and supplemented from time to time, the “Offer Documents”) constitute an offer (the “Offer”) by Penn Virginia Corporation, a Virginia corporation (the “Company”), on the terms and subject to the conditions set forth in the Offer Documents, to purchase any and all outstanding Convertible Notes for the cash purchase price set forth in the Offer to Purchase. In addition, Holders (as defined below) will receive in respect of their Convertible Notes that are accepted for purchase accrued and unpaid interest on such Convertible Notes to, but excluding, the settlement date of the Offer. All amounts payable pursuant to the Offer will be rounded to the nearest cent. For further information regarding the calculation of the purchase price and for calculations of illustrative purchase prices, see “The Offer—Principal Amount of Convertible Notes; Price” in the Offer to Purchase.

Only Convertible Notes validly tendered and not validly withdrawn prior to 12:00 midnight, New York City time, on the Expiration Date will be purchased in the Offer. The Company’s obligation to purchase Convertible Notes validly tendered and not validly withdrawn in the Offer is subject to the conditions described under “The Offer—Conditions of the Offer” in the Offer to Purchase, including the satisfaction or waiver of (i) the Minimum Tender Condition, (ii) the Financing Condition, (iii) the Lender Consent Condition, (iv) the Noteholder Consent Condition and (v) certain other general conditions. Please read “The Offer—Conditions of the Offer” in the Offer to Purchase.

Convertible Notes may be tendered only in denominations of $1,000 and any multiple thereof. No alternative, conditional or contingent tenders will be accepted.

All of the Convertible Notes are held in book-entry form, and are currently represented by one or more global certificates held for the account of DTC.

This Letter of Transmittal may be used by a DTC participant whose name appears on a security position listing as the owner of the Convertible Notes (each, a “Holder” and, collectively, the “Holders”) who desires to tender such Convertible Notes pursuant to the Offer. Pursuant to authority granted by DTC, if you are a DTC participant who has Convertible Notes credited to your DTC account, you may directly tender your Convertible Notes in the Offer as though you were a registered holder of the Convertible Notes. DTC participants that wish to accept the Offer may tender their Convertible Notes by (i) validly transmitting their acceptance to DTC through DTC’s Automated Tender Offer Program (“ATOP”) or (ii) completing, signing and dating this Letter of Transmittal according to the instructions set forth in the Offer Documents, delivering this Letter of Transmittal, together with any signature guarantees and any other documents required by this Letter of Transmittal, to the Depositary at its address listed on the back cover of this Letter of Transmittal, and ensuring that the Depositary receives, prior to 12:00 midnight, New York City time, on the Expiration Date, a timely confirmation of book-entry transfer of Convertible Notes into the Depositary’s account at DTC according to the procedure for book-entry transfer described below.

The Depositary and DTC have confirmed that Convertible Notes held in book-entry form through DTC that are to be tendered in the Offer are eligible for ATOP. To effectively tender Convertible Notes, DTC participants may until 5:00 p.m., New York City time, on April 4, 2011, in lieu of physically completing and signing this Letter of Transmittal and delivering it to the Depositary, electronically transmit their acceptance through ATOP, and DTC will then verify the acceptance, execute a book-entry delivery to the Depositary’s account at DTC and send an Agent’s Message to the Depositary for its acceptance. The confirmation of a book-entry transfer into the Depositary’s account at DTC as described above is referred to herein as a “Book-Entry Confirmation.” Delivery of documents to DTC does not constitute delivery to the Depositary. The term “Agent’s Message” means a message transmitted by DTC to, and received by, the Depositary and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the DTC participant described in such Agent’s Message, stating that such participant has received and agrees to be bound by the terms and conditions of the Offer as set forth in the Offer Documents, and that the Company may enforce such agreement against such participant.

To effectively tender Convertible Notes after 5:00 p.m., New York City time, on April 4, 2011, but before 12:00 midnight, New York City time, on the Expiration Date, DTC participants may complete and sign a Voluntary Offering Instructions form and deliver it via email to the Depositary at gstaubyn@gbsc-usa.com and kng@gbsc-usa.com. The Voluntary Offering Instructions form is available at http://www.gbsc-usa.com/pennvirginia. Immediately after delivering the Voluntary Offering Instructions form, a DTC participant should telephone the Depositary at the telephone number shown on the back cover of this Letter of Transmittal to confirm receipt and determine if any further action is required.

If your Convertible Notes are held of record through a broker, dealer, commercial bank, trust company or other nominee and you wish to tender your Convertible Notes after 5:00 p.m., New York City time, on April 4, 2011, you must make arrangements with your nominee for such nominee to fax a Voluntary Offering Instructions form to the Depositary at its number on the back cover of this Letter of Transmittal on your behalf prior to 12:00 midnight, New York City time, on April 4, 2011, in accordance with the procedures described under “The Offer—Procedures for Tendering the Convertible Notes” in the Offer to Purchase.

If any validly tendered Convertible Notes are not purchased because the Offer is not completed, such unpurchased Convertible Notes will be returned without cost to the tendering holder promptly after the earlier of the termination or expiration of the Offer by book-entry delivery through DTC to the accounts of the Holders.

The Offer is made upon the terms and subject to the conditions set forth in the Offer Documents. Holders should carefully review the information set forth in the Offer Documents, including and “Purposes, Effects and Plans—Material Differences in the Rights of Convertible Note Holders as a Result of the Offer” in the Offer to Purchase, before making a decision with respect to the Offer.

The Offer is not being made to (nor will tenders of Convertible Notes be accepted from or on behalf of) Holders of Convertible Notes in any jurisdiction in which the making or acceptance of the Offer would not be in compliance with the laws of such jurisdiction. However, the Company, in its sole discretion, may take such action as it may deem necessary to make or extend the Offer in any such jurisdiction.

If you hold your Convertible Notes through a broker dealer, commercial bank, trust company or other nominee, you should contact such nominee promptly and instruct it to tender Convertible Notes on your behalf. The instructions included with this Letter of Transmittal must be followed.

Holders who wish to tender their Convertible Notes using this Letter of Transmittal must complete the box below entitled “Method of Delivery” and complete the box below entitled “Description of Convertible Notes Tendered” and sign in the appropriate box below.

NONE OF THE COMPANY, ITS MANAGEMENT OR BOARD OF DIRECTORS, THE DEALER MANAGER, THE DEPOSITARY OR THE INFORMATION AGENT MAKES ANY RECOMMENDATION TO ANY HOLDER OF CONVERTIBLE NOTES AS TO WHETHER TO TENDER ANY CONVERTIBLE NOTES. NONE OF THE COMPANY, ITS MANAGEMENT OR BOARD OF DIRECTORS, THE DEALER MANAGER, THE DEPOSITARY OR THE INFORMATION AGENT HAS AUTHORIZED ANY PERSON TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION IN CONNECTION WITH THE OFFER OTHER THAN THE INFORMATION AND REPRESENTATIONS CONTAINED IN THE OFFER TO PURCHASE OR IN THIS LETTER OF TRANSMITTAL. IF ANYONE MAKES ANY RECOMMENDATION OR REPRESENTATION OR GIVES ANY SUCH INFORMATION, YOU SHOULD NOT RELY UPON THAT RECOMMENDATION, REPRESENTATION OR INFORMATION AS HAVING BEEN AUTHORIZED BY THE COMPANY, THE DEALER MANAGER, THE DEPOSITARY OR THE INFORMATION AGENT.

THE COMPANY IS NOT PROVIDING FOR PROCEDURES FOR TENDERS OF CONVERTIBLE NOTES TO BE MADE BY GUARANTEED DELIVERY. ACCORDINGLY, HOLDERS MUST ALLOW SUFFICIENT TIME FOR THE NECESSARY TENDER PROCEDURES TO BE COMPLETED DURING THE NORMAL BUSINESS HOURS OF DTC ON OR PRIOR TO THE EXPIRATION DATE. IF YOU HOLD YOUR CONVERTIBLE NOTES THROUGH A BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE, YOU SHOULD CONSIDER THAT SUCH ENTITY MAY REQUIRE YOU TO TAKE ACTION WITH RESPECT TO THE OFFER A NUMBER OF DAYS BEFORE THE EXPIRATION DATE IN ORDER FOR SUCH ENTITY TO TENDER CONVERTIBLE NOTES ON YOUR BEHALF ON OR PRIOR TO THE EXPIRATION DATE. TENDERS NOT COMPLETED PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE WILL BE DISREGARDED AND OF NO EFFECT.

METHOD OF DELIVERY

Name of Tendering Institution:

DTC Participant Number:

Account Number:

Transaction Code Number:

DESCRIPTION OF CONVERTIBLE NOTES TENDERED
Name(s) and Address(es) of Holder(s) (Please fill in, if blank)	Principal Amount of Convertible Notes Tendered*

	CUSIP No. 707882AA4 *	$

*	Must be tendered in denominations of $1,000 and any multiple thereof.

The names and addresses of the Holders should be printed exactly as they appear on a security position listing showing such participant as the owner of the Convertible Notes. No alternative, conditional or contingent tenders will be accepted.

If you do not wish to tender your Convertible Notes, you do not need to return this Letter of Transmittal or take any other action.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

By execution hereof, the undersigned acknowledges receipt of this Letter of Transmittal (this “Letter of Transmittal”) and the Offer to Purchase, dated March 8, 2011 (the “Offer to Purchase” and together with this Letter of Transmittal, as amended and supplemented from time to time, the “Offer Documents”), constituting an offer (the “Offer”) by Penn Virginia Corporation, a Virginia corporation (the “Company”), on the terms and subject to the conditions set forth in the Offer Documents, to purchase any and all outstanding Convertible Notes for a cash purchase price determined as set forth in the Offer to Purchase. In addition, Holders will receive in respect of their Convertible Notes that are accepted for purchase accrued and unpaid interest on such Convertible Notes to, but excluding, the settlement date of the Offer. All amounts payable pursuant to the Offer will be rounded to the nearest cent.

Upon the terms and subject to the conditions of the Offer, the undersigned hereby tenders to the Company the principal amount of Convertible Notes indicated above in the box captioned “Description of Convertible Notes Tendered.”

Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of Convertible Notes tendered with this Letter of Transmittal, the undersigned hereby sells, assigns, transfers and delivers to, or upon the order of, the Company, all right, title and interest in and to such Convertible Notes that are being tendered hereby, waives any and all other rights with respect to such Convertible Notes, and releases and discharges the Company from any and all claims such Holder may now have, or may have in the future, arising out of, or related to, such Convertible Notes, including, without limitation, any claims arising from any existing or past defaults, or any claims that such Holder is entitled to receive additional principal, interest or other payments or distributions of any kind with respect to such Convertible Notes (other than any accrued and unpaid interest to, but excluding, the settlement date of the Offer (the “Accrued Interest”)) or to participate in any redemption, repurchase or conversion of such Convertible Notes, in each case other than pursuant to the undersigned’s rights under the express terms of the Offer.

The undersigned hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Company) with respect to the Convertible Notes tendered hereby, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) present such Convertible Notes and all evidences of transfer and authenticity to, or transfer ownership of such Convertible Notes on the account books maintained by DTC and the registrar to, or upon the order of, the Company, (ii) present such Convertible Notes for transfer of ownership on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Convertible Notes, all in accordance with the terms and conditions of the Offer as described in the Offer Documents.

The undersigned understands and acknowledges that the Offer will expire at 12:00 midnight, New York City time, on Monday, April 4, 2011, unless the Company extends or earlier terminates the Offer (as may be extended, the “Expiration Date”). The undersigned understands and acknowledges that, in order to receive the purchase price offered for the Convertible Notes, the undersigned must have validly tendered (and not validly withdrawn) Convertible Notes prior to 12:00 midnight, New York City time, on the Expiration Date. The undersigned understands and acknowledges that the undersigned may withdraw any Convertible Notes tendered at any time prior to 12:00 midnight, New York City time, on the Expiration Date.

Unless otherwise indicated herein under “Special Payment Instructions,” the undersigned hereby requests that checks for payment of the purchase price for validly tendered and accepted Convertible Notes and any Accrued Interest to be issued in connection with the Offer be issued to the order of the undersigned.

Similarly, unless otherwise indicated herein under “Special Delivery Instructions,” the undersigned hereby requests that any Convertible Notes representing principal amounts not accepted for purchase be credited to such DTC participant’s account. In the event that the “Special Payment Instructions” box or the “Special Delivery Instructions” box is, or both are, completed, the undersigned hereby requests that any Convertible Notes representing principal amounts not accepted for purchase be credited to the account of, and checks for payment of the purchase price for validly tendered and accepted Convertible Notes and any Accrued Interest be issued in the name(s) of and be delivered to, the person(s) at the addresses so indicated, as applicable.

The undersigned recognizes that the Company has no obligation pursuant to the “Special Payment Instructions” box or “Special Delivery Instructions” box to transfer any Convertible Notes from the name of the Holder(s) thereof if the Company does not accept for purchase any of the principal amount of such Convertible Notes so tendered.

Tenders of Convertible Notes may be withdrawn at any time prior to 12:00 midnight, New York City time, on the Expiration Date. In the event of a termination of any of the Offer, the respective tendered Convertible Notes will promptly be credited to such Holder’s account through DTC and such Holder’s DTC participant.

For a withdrawal of a tender of Convertible Notes to be effective, a written or facsimile transmission notice of withdrawal must be received by the Depositary prior to 12:00 midnight, New York City time, on the Expiration Date by mail, email or hand delivery at its address listed on the back cover of this Letter of Transmittal or at gstaubny@gbsc-usa.com and kng@gbsc-usa.com or by a properly transmitted “Request Message” through ATOP. Any such notice of withdrawal must (a) specify the name of the person who tendered the Convertible Notes to be withdrawn and the name of the DTC participant whose name appears on the security position listing as the owner of such Convertible Notes, if different from that of the person who deposited the Convertible Notes, (b) contain the aggregate principal amount represented by the Convertible Notes to be withdrawn and the number of the DTC account to be credited with the withdrawn Convertible Notes, (c) unless transmitted through ATOP, be signed by the Holder thereof in the same manner as the original signature on this Letter of Transmittal, including any required signature guarantee(s), and (d) if this Letter of Transmittal was executed by a person other than the DTC participant whose name appears on a security position listing as the owner of Convertible Notes, be accompanied by a properly completed irrevocable proxy that authorizes such person to effect such withdrawal on behalf of such Holder.

The undersigned understands that tenders of Convertible Notes pursuant to any of the procedures described in the Offer Documents and acceptance thereof by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer, which agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

The undersigned hereby represents and warrants the following:

•	the undersigned has read the Offer to Purchase and this Letter of Transmittal and agrees to all of the terms and conditions of the Offer;

•	the undersigned has full power and authority to tender, sell, assign, transfer and deliver the Convertible Notes; and

•

when the Company accepts the tendered Convertible Notes for purchase, it will acquire good and marketable title thereto, free and clear of all charges, liens, restrictions, claims, equitable interests and encumbrances, other than the undersigned’s claims under the express terms of the Offer.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the tender, sale, assignment, transfer and delivery of the Convertible Notes tendered thereby.

For purposes of the Offer, the undersigned understands that the Company will be deemed to have accepted for purchase validly tendered Convertible Notes, or defectively tendered Convertible Notes with respect to which the Company has waived all defects, if, as and when the Company gives notice thereof to the Depositary.

The undersigned understands that, except as set forth in the Offer to Purchase, the Company will not be required to accept for purchase any of the Convertible Notes tendered.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

The undersigned understands that the delivery and surrender of the Convertible Notes is not effective, and the risk of loss of the Convertible Notes does not pass to the Depositary, until receipt by the Depositary of (1) timely confirmation of a book-entry transfer of such Convertible Notes into the Depositary’s account at DTC pursuant to the procedures set forth in the Offer to Purchase, (2) a properly transmitted Agent’s Message through ATOP or a properly completed, signed and dated Letter of Transmittal and (3) all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of all tenders and withdrawals of Convertible Notes will be determined by the Company.

PLEASE SIGN HERE

(Please Complete and Return With the Attached Form W-9 Unless an Agent’s Message is Delivered through the Facilities of DTC)

This Letter of Transmittal must be signed by the Holder, exactly as his, her, its or their name(s) appear(s) as a DTC participant on a security position listing showing such Holder as the owner of the Convertible Notes. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Company of such person’s authority to so act. Certain signatures must be guaranteed by a Medallion Signature Guarantor. See Instruction 3 below.

X

X

(Signature(s) of Holder(s) or Authorized Signatory)

Date:

Name(s):

Capacity (Full Title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

PLEASE COMPLETE FORM W-9 HEREIN AND SIGNATURE GUARANTEE, IF REQUIRED (See Instruction 3 below) Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

Authorized Signature:

Name of Signatory:

(Please Print)

Title:

Name of Medallion Signature Guarantor:

Address:

(Include Zip Code)

Area Code and Telephone Number:

Date:

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 3, 4, 5 and 6)

To be completed ONLY if checks for payment of the purchase price for validly tendered and accepted Convertible Notes and any Accrued Interest are to be issued to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled “Description of Convertible Notes Tendered” within this Letter of Transmittal.

Issue checks for payment of the purchase price for validly tendered and accepted Convertible Notes and any Accrued Interest to:

Name

(Please Print)

Address

(Including Zip Code)

(Taxpayer Identification Number or Social Security Number)

(See Form W-9 herein)

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 3, 4, 5 and 6)

To be completed ONLY if Convertible Notes not accepted for purchase are to be credited to the account of someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal.

Credit the Convertible Notes not accepted for purchase to:

Name

(Please Print)

Address

(Including Zip Code)

(Taxpayer Identification Number or Social Security Number)

DTC Account Number:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1.        Delivery of this Letter of Transmittal and Book-Entry Confirmations; Withdrawal of Tenders. This Letter of Transmittal is to be used by each Holder to tender Convertible Notes through book-entry transfer to the Depositary’s account at DTC, if instructions are not being transferred through ATOP. The method of delivery of this Letter of Transmittal and all other required documents to the Depositary is at the election and risk of Holders, and delivery will be deemed made when actually received or confirmed by the Depositary. If such delivery is by mail, it is suggested that Holders use properly insured registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Depositary prior to 12:00 midnight, New York City time, on the Expiration Date. No alternative, conditional or contingent tenders of the Convertible Notes will be accepted. This Letter of Transmittal should be sent only to the Depositary. Delivery of documents to DTC, the Dealer Manager or the Company does not constitute delivery to the Depositary.

All of the Convertible Notes were issued in book-entry form, and all of the Convertible Notes are currently represented by one or more global certificates held for the account of DTC. The Depositary and DTC have confirmed that Convertible Notes held in book-entry form through DTC that are to be tendered in the Offer are eligible for ATOP. To effectively tender Convertible Notes, DTC participants may until 5:00 p.m., New York City time, on April 4, 2011, in lieu of physically completing and signing this Letter of Transmittal and delivering it to the Depositary, electronically transmit their acceptance through ATOP, and DTC will then verify the acceptance, execute a book-entry delivery to the Depositary’s account at DTC and send an Agent’s Message to the Depositary for its acceptance. The confirmation of a book-entry transfer into the Depositary’s account at DTC as described above is referred to herein as a “Book-Entry Confirmation.” Delivery of documents to DTC does not constitute delivery to the Depositary. The term “Agent’s Message” means a message transmitted by DTC to, and received by, the Depositary and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the DTC participant described in such Agent’s Message, stating that such participant has received and agrees to be bound by the terms and conditions of the Offer as set forth in the Offer Documents, and that the Company may enforce such agreement against such participant.

Holders desiring to tender Convertible Notes on the Expiration Date through ATOP should note that such Holders must allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC. To effectively tender Convertible Notes after 5:00 p.m., New York City time, on April 4, 2011, but before 12:00 midnight, New York City time, on April 4, 2011, DTC participants may complete and sign a Voluntary Offering Instructions form and deliver it via email to the Depositary at gstaubny@gbsc-usa.com and kng@gbsc-usa.com. The Voluntary Offering Instructions form is available at http://www.gbsc-usa.com/pennvirginia. Immediately after delivering the Voluntary Offering Instructions form, a DTC participant should telephone the Depositary at the telephone number shown on the back cover of this Letter of Transmittal to confirm receipt and determine if any further action is required.

If your Convertible Notes are held of record through a broker, dealer, commercial bank, trust company or other nominee and you wish to tender your Convertible Notes after 5:00 p.m., New York City time, on April 4, 2011, you must make arrangements with your nominee for such nominee to fax a Voluntary Offering Instructions form to the Depositary at its number on the back cover of this Letter of Transmittal on your behalf prior to 12:00 midnight, New York City time, on April 4, 2011, in accordance with the procedures described under “The Offer—Procedures for Tendering the Convertible Notes” in the Offer to Purchase.

All tendering Holders, by execution of this Letter of Transmittal or a Voluntary Offering Instructions form or a facsimile hereof or thereof, or transmission of an Agent’s Message through ATOP, waive any right to receive notice of the acceptance for purchase of their Convertible Notes.

For a withdrawal of a tender of Convertible Notes to be effective, a written or facsimile transmission notice of withdrawal must be received by the Depositary prior to 12:00 midnight, New York City time, on the Expiration Date by mail, email or hand delivery at its address listed on the back cover of this Letter of Transmittal or at gstaubny@gbsc-usa.com and kng@gbsc-usa.com or by a properly transmitted “Request Message” through ATOP. Any such notice of withdrawal must (a) specify the name of the person who tendered the Convertible Notes to be withdrawn and the name of the DTC participant whose name appears on the security position listing as the owner of such Convertible Notes, if different from that of the person who deposited the Convertible Notes, (b) contain the aggregate principal amount represented by the Convertible Notes to be withdrawn and the number of the DTC account to be credited with the withdrawn Convertible Notes, (c) unless transmitted through ATOP, be signed by the Holder thereof in the same manner as the original signature on this Letter of Transmittal, including any required signature guarantee(s), and (d) if this Letter of Transmittal was executed by a person other than the DTC participant whose name appears on a security position listing as the owner of Convertible Notes, be accompanied by a properly completed irrevocable proxy that authorizes such person to effect such withdrawal on behalf of such Holder.

2.        Denominations of Tenders; Alternative, Conditional or Contingent Tenders. Convertible Notes may be tendered only in denominations of $1,000 and any multiple thereof. Alternative, conditional or contingent tenders will not be considered valid.

3.        Signatures on this Letter of Transmittal; Guarantee of Signatures. This Letter of Transmittal must be signed by the DTC participant whose name is shown as the owner of the Convertible Notes tendered hereby and the signature must correspond with the name shown on the security position listing as the owner of the Convertible Notes.

If any of the Convertible Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any Convertible Notes tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names.

If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company and the Depositary of such person’s authority so to act must be submitted with this Letter of Transmittal.

All signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program (each, a “Medallion Signature Guarantor”) unless the Convertible Notes tendered or withdrawn, as the case may be, pursuant thereto are tendered (1) by the DTC participant whose name appears on a security position listing as the owner of the Convertible Notes who has not completed the box entitled Special Payment Instructions or Special Delivery Instructions on this Letter of Transmittal or (2) for the account of a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc. or a commercial bank, trust company or other nominee having an office or correspondent in the United States. If Convertible Notes are registered in the name of a person other than the signatory of this Letter of Transmittal or a notice of withdrawal, as the case may be, or if delivery of the purchase price is to be made or tendered, or Convertible Notes that are not accepted are to be returned, to a person other than the holder, then the signature on this Letter of Transmittal accompanying the tendered Convertible Notes must be guaranteed by a Medallion Signature Guarantor as described above.

4.        Special Payment and Special Delivery Instructions. Tendering Holders should indicate in the applicable box or boxes the name, address and account to which Convertible Notes not accepted for purchase or checks for payment of the purchase price for validly tendered and accepted Convertible Notes and any Accrued

Interest that are to be issued in connection with the Offer are to be credited, issued or delivered, as applicable, if different from the name, address or account of the Holder signing this Letter of Transmittal. In the case checks are issued or Convertible Notes are credited to a different name, the taxpayer identification number or social security number (collectively, the “TIN”) of the person named must also be indicated and satisfactory evidence of the payment of transfer taxes or exemption therefrom must be submitted. If no instructions are given (a) checks for payment of the purchase price and any Accrued Interest to be issued in connection with the Offer will be issued to and (b) Convertible Notes not tendered or not accepted for purchase will be credited back to, such DTC participant’s account. The Company has no obligation pursuant to the “Special Payment Instructions” box or “Special Delivery Instructions” box to transfer any Convertible Notes from the name of the Holder(s) thereof if the Company does not accept for purchase any of such Convertible Notes or if the Holder(s) does not present satisfactory evidence of payment of any taxes that may be payable as a consequence of the payment or delivery requested by the Holder(s) completing the “Special Payment Instructions” and/or “Special Delivery Instructions” boxes.

5.        Tax Forms, Backup Withholding and FIRPTA Withholding.

a.        Form W–9 or Appropriate Form W–8. Many tendering Holders (or other payees) are required to provide the Depositary with a correct TIN, generally the Holder’s Social Security number or federal Employer Identification Number, and certain other information, on Form W–9, which is provided under “Important Tax Information” below, and to certify that the Holder (or other payee) is not subject to backup withholding. Failure to provide the information on Form W–9 may subject the tendering Holder (or other payee) to a $50 penalty imposed by the IRS and U.S. federal income tax backup withholding on any payment.

If a Holder that is a U.S. person does not have a TIN, such Holder should consult the General Instructions to Form W–9 for directions on applying for a TIN, write “Applied For” where indicated in Part I of the Form W–9, and sign and date the Form W–9. Such Holders must also execute, under penalties of perjury, the “Certificate of Awaiting Taxpayer Identification Number” immediately following Form W–9 attached herein. If the Holder does not provide its TIN to the Depositary within 60 days of the date any reportable payments are due, the payments made pursuant to the Offer will be subject to backup withholding at a rate of 28%. Writing “Applied For” on the form means that the Holder has already applied for a TIN or intends to apply for one in the near future.

In order for a foreign Holder to qualify as exempt, such Holder must provide the Depositary with a completed applicable IRS Form W–8BEN, W–8ECI, W–8EXP or W–8IMY, as the case may be, signed under penalties of perjury attesting to such exempt status. Such form may be obtained from the Depositary or the IRS at its website: www.irs.gov.

b.        Certification of Non-Foreign Status by U.S. Holders. Each tendering Holder that is a U.S. Holder (as defined in the Offer to Purchase) is required to provide the Depositary with a completed FIRPTA Certification of Non-Foreign Status, which is included in this Letter of Transmittal. Failure to submit that certification will cause the U.S. Holder to be subject to a 10% FIRPTA withholding tax on the proceeds of their tendered Convertible Notes. U.S. Holders executing their tenders through ATOP must also submit such certification to the Depositary even though they are not required to complete and return this Letter of Transmittal.

c.        FIRPTA Withholding on Payments to Non-U.S. Holders. As noted in the Offer to Purchase, proceeds received by a Non-U.S. Holder (as defined in the Offer to Purchase) in exchange for tendered Convertible Notes will be subject to the 10% FIRPTA withholding tax unless the Non-U.S. Holder can establish to the Company’s satisfaction that such withholding is not required.

6.        Transfer Taxes. The Company will pay all transfer taxes applicable to the purchase of Convertible Notes pursuant to the Offer, except if payment of the purchase price and Accrued Interest is being made to, or if Convertible Notes not accepted for payment are registered in the name of, any person other than the Holder of Convertible Notes tendered thereby or Convertible Notes are credited in the name of any person other than the person(s) signing this Letter of Transmittal or electronically transmitting acceptance through ATOP, as applicable; then, the amount of all transfer taxes, if any (whether imposed on the registered holder, the other person or otherwise), payable on account of the transfer to the other person, will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

7.        Irregularities. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of all tenders and withdrawals of tenders of Convertible Notes will be determined by the Company. In the event of a dispute, a court of competent jurisdiction has the power to review and make binding determinations with respect to the Company’s determinations of these matters. The Company reserves the absolute right to reject any or all tenders or withdrawals of Convertible Notes that are not in proper form or the acceptance of which would, in the Company’s opinion, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender or withdrawal as to particular Convertible Notes. A waiver of any defect or irregularity with respect to the tender or withdrawal of any Convertible Note shall not constitute a waiver of the same or any other defect or irregularity with respect to the tender or withdrawal of any other Convertible Notes except to the extent the Company may otherwise so provide. The Company will interpret the terms and conditions of the Offer. In the event of a dispute, a court of competent jurisdiction has the power to review and make binding determinations with respect to the Company’s interpretation of the terms and conditions of the Offer. Tenders of Convertible Notes shall not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. None of the Company, the Dealer Manager, the Depositary, the Information Agent or any other person will be under any duty to give notification of any defect or irregularity in any tender or withdrawal of Convertible Notes, or will incur any liability to any Holder for failure to give any such notification.

8.        Waiver of Conditions. The Company expressly reserves the absolute right, in its sole discretion, to amend or waive any of the conditions to the Offer in the case of any Convertible Notes tendered, in whole or in part, at any time and from time to time.

9.        Requests for Assistance or Additional Copies. Questions and requests for assistance relating to the procedures for tendering Convertible Notes and requests for additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Information Agent at the address and telephone numbers listed on the back cover of this Letter of Transmittal. Questions regarding the terms of the Offer may also be directed to the Dealer Manager at its addresses and telephone numbers listed on the back cover of this Letter of Transmittal.

IMPORTANT TAX INFORMATION

CIRCULAR 230 DISCLOSURE: To ensure compliance with requirements imposed by Treasury Department Circular 230, we inform you that any tax advice contained in this communication (including any attachments) was not intended or written to be used, and cannot be used, by any taxpayer for the purpose of avoiding tax-related penalties under the United States Internal Revenue Code of 1986, as amended (the “Code”). Any such statement herein was written in connection with the promoting or marketing of the transactions or matters to which the statement relates. Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

Backup Withholding

Under U.S. federal income tax law, a Holder whose tendered Convertible Notes are accepted for payment is required to provide the Depositary with such Holder’s current TIN on Form W–9 below or establish another basis for an exemption from backup withholding. If such Holder is an individual, the TIN is his or her Social Security number. If the Depositary is not provided with the correct TIN, the Holder or other payee may be subject to a $50 penalty imposed by the IRS. In addition, any payment made to such Holder or other payee with respect to the Convertible Notes purchased pursuant to the Offer may be subject to backup withholding.

Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that Holder must submit to the Depositary the appropriate IRS Form W–8 (e.g., Form W–8BEN, Form W–8ECI or Form W–8IMY) (a “Form W–8”), signed under penalties of perjury, attesting to that individual’s exempt status. A Form W–8 can be obtained from the Depositary, or from the IRS at its website: www.irs.gov. See the enclosed Form W–9 for additional instructions.

If backup withholding applies, the Depositary is required to withhold 28% of any payment made to the Holder or other payee. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS provided that the required information is properly furnished to the IRS in a timely manner.

FIRPTA Withholding

U.S. Holders. To assure compliance with the U.S. federal income tax withholding requirements under the Foreign Investors in Real Property Tax Act (“FIRPTA”), U.S. Holders of tendered Convertible Notes that are accepted for payment must provide the Depositary with a completed FIRPTA Certification of Non-Foreign Status (the “FIRPTA Certification”), attached hereto, attesting to the fact that such person is not a nonresident alien, foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Code and U.S. Treasury regulations).

SUCH U.S. HOLDERS MUST COMPLETE AND SUBMIT THE FIRPTA CERTIFICATION TO THE DEPOSITARY EVEN IF THEY PROVIDED A FORM W–9 TO THE DEPOSITARY. FAILURE TO DO SO WILL CAUSE THE HOLDER TO BE SUBJECT TO A 10% FIRPTA WITHHOLDING TAX ON THE PROCEEDS FROM THEIR TENDERED CONVERTIBLE NOTES. IN ADDITION, U.S. HOLDERS WHO ARE EXECUTING THEIR TENDER THROUGH ATOP MUST ALSO COMPLETE AND SUBMIT THE FIRPTA CERTIFICATION TO THE DEPOSITARY EVEN THOUGH THEY ARE NOT REQUIRED TO COMPLETE AND RETURN THE LETTER OF TRANSMITTAL.

Non-U.S. Holders. As noted in the Offer to Purchase, proceeds received by a Non-U.S. Holder in exchange for tendered Convertible Notes will be subject to the 10% FIRPTA withholding tax unless the Non-U.S. Holder can establish to the Company’s satisfaction that such withholding is not required.

Tax Filings. The Company will report and pay over any withheld amounts to the IRS in accordance with Treasury Regulation Section 1.1445-1(c), including the filing of an IRS Form 8288 and 8288-A. Pursuant to Treasury Regulation Section 1.1445-1(f), the Company’s satisfaction of its FIRPTA withholding obligations will not relieve a tendering beneficial owner of Convertible Notes of its obligation to file a U.S. tax return and pay any remaining amounts owed in respect of the FIRPTA tax.

In general, if the FIRPTA tax applies to a Non-U.S. Holder, any gain recognized by the Non-U.S. Holder on the sale of its Convertible Notes will be subject to U.S. federal income tax at rates generally applicable to U.S. taxpayers. Any amounts withheld to satisfy the potential FIRPTA withholding obligations of the Company will generally be credited against any remaining U.S. federal income tax liabilities of the Non-U.S. Holder. To claim such a credit, a stamped copy of IRS Form 8288-A, which the IRS generally must provide to such Non-U.S. Holder upon its receipt from the Company, should be attached to the U.S. federal income tax return of the Non-U.S. Holder pursuant to Treasury Regulation Section 1.1445-1(f)(2). If any withheld amounts exceed the Non-U.S. Holder’s maximum tax liability, as determined by the IRS, the Non-U.S. Holder may seek a refund of the excess.

Purpose of Form W–9

To prevent backup withholding on any payment made to a Holder or other payee with respect to the Convertible Notes purchased pursuant to the Offer, the Holder is required to notify the Depositary of the Holder’s current TIN (or the TIN of any other payee) by completing the form below, certifying that (i) the TIN provided on Form W–9 is correct (or that such Holder is awaiting a TIN), (ii) the Holder is not subject to backup withholding because (a) the Holder has not been notified by the IRS that the Holder is subject to backup withholding as a result of failure to report all interest or dividends, (b) the IRS has notified the Holder that the Holder is no longer subject to backup withholding, or (c) the Holder is exempt from backup withholding, and (iii) the Holder is a U.S. person (including a U.S. resident alien). The Holder is required to give the Depositary the TIN (e.g., Social Security number or Employer Identification Number) of the registered owner of the Convertible Notes. If the Convertible Notes are registered in more than one name or are not registered in the name of the actual owner, consult the instructions in the enclosed Form W–9 for additional guidance on which number to report.

Purpose of FIRPTA Certification of Non-Foreign Status

The purpose of the FIRPTA Certification of Non-Foreign Status is to allow U.S. Holders to certify that they are not foreign persons so that the 10% FIRPTA withholding tax will not be imposed on the proceeds from their tendered Convertible Notes.

Print or type

See Specific Instructions on page 2.

Form W-9 (Rev. October 2011) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Name (as shown on your income tax return)

Business name, if different from above

Check appropriate box for federal tax
classification (required):	☐	Individual/Sole proprietor	☐	C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate	☐	Exempt payee
☐ Limited liability company. Enter the tax classification (C=corporation, S=S corporation, P=partnership) ➢ ☐ Other (see instructions) ➢

Address (number, street, and apt. or suite no.)

Requester’s name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number

or
Employer identification number

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person ➢	Date ➢

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

— An individual who is a U.S. citizen or U.S. resident alien,

— A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

— An estate (other than a foreign estate), or

— A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

— The U.S. owner of a disregarded entity and not the entity,

Cat. No. 10231X	Form W-9 (Rev. 11-2011)

Form W-9 (Rev. 1-2011)	Page 2

— The U.S. grantor or other owner of a grantor trust and not the trust, and

— The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Partnership, c Corporation, or S Corporation. Enter the entity’s name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business name/disregarded entity name” line.

Disregarded entity. Enter the owner’s name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income will be reported. for example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner’s name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity. enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on the “Business name/disregarded entity name” line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate From W-8.

Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the “Name” line is and LLC, check the “Limited liability company” box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter “P” for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S” for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and exclse tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is

Form W-9 (Rev. 1-2011)	Page 3

another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line.

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name/disregarded entity name” line.

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the business name, sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The Following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 5 and 7 through 13. Also, C corporations.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]	However, the following payments made to a corporation and reportable on

Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and Items 4 and 5 on page 4 indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person Identified on the “Name” line must sign. Exempt payees, see Exempt Payee on page 2.

Signature requirements. Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

Form W-9 (Rev. 1-2011)	Page 4

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester
	For this type of account:	Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(1)(A))	The grantor[3]
	For this type of account:	Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity [4]
9.	Corporate or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(1)(B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]

You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]

List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

*	Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

— Protect your SSN,

— Ensure your employer is protecting your SSN, and

— Be careful when choosing a tax preparer.

If you tax records are affected by identity theft and you receive a notice form the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS personal property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.consumer.gov/idtheft or 1-877-IDTHEFT(438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons [including federal agencies] who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancelation of debt; or contributions you made to an IRA, Archer MSA, or HAS. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

NOTE:	IF YOU ARE A U.S. HOLDER, FAILURE TO COMPLETE AND RETURN THIS FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE GENERAL INSTRUCTIONS FOR ADDITIONAL INSTRUCTIONS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN PART I OF THE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 28% of all payments made to me pursuant to the Offer will be withheld.

SIGNATURE:	DATE:

FIRPTA

CERTIFICATION OF NON-FOREIGN STATUS

NOTE TO U.S. HOLDERS: FAILURE TO COMPLETE AND RETURN THIS CERTIFICATION WILL RESULT IN FIRPTA WITHHOLDING OF 10% ON PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFER

This Certification must be made by and on behalf of the person who is treated as the beneficial owner of the tendered Convertible Notes for U.S. federal income tax purposes (the “Transferor”). If legal title to the tendered Convertible Notes is held by an entity that is disregarded as an entity separate from its owner under Treasury Regulation 301.7701-3 (generally an unincorporated entity wholly owned by one person, a “Disregarded Entity”), the Transferor is the first owner of the Disregarded Entity that is not a Disregarded Entity.

If legal title to the Convertible Notes is held by a Disregarded Entity, please provide the name of the Disregarded Entity here:

Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”), provides that a transferee (buyer) of a U.S. real property interest must withhold tax if the transferor (seller) is a foreign person. To inform the transferee (buyer) that withholding of tax is not required upon my disposition of a U.S. real property interest, the undersigned hereby certifies the following:

1. The name of the Transferor is:                                 ;

2. Transferor is not a nonresident alien, foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Code and U.S. Treasury regulations);

3. Transferor is not a Disregarded Entity as defined above;

4. Transferor’s Taxpayer Identification Number (SSN for individuals, EIN for all others) is                                         ; and

5. Transferor’s address (home for individuals, office for all others) is:

Transferor understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete. If the Transferor is an individual, I further declare that I am the Transferor. If the Transferor is not an individual, I further declare that I have authority to sign this document on behalf of Transferor.

Signature:

Print Name:

Type (if not individual):

Date:

PLEASE CONTACT YOUR BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE FOR ASSISTANCE COMPLETING THE INFORMATION REQUESTED BELOW
Amount Tendered (CUSIP No. 707882AA4) $
DTC Participant Name:
DTC Participant Number:
Date: VOI#:

The Depositary for the Offer is:

Global Bondholder Services Corporation

By Hand, Overnight Delivery or Mail (Registered or Certified Mail Recommended):	By Facsimile Transmission (for Eligible Institutions only):

Global Bondholder Services Corporation 65 Broadway, Suite 404 New York, New York 10006 Attention: Corporate Actions	Global Bondholder Services Corporation (212) 430-3775 Attention: Corporate Actions

Confirm by Telephone:
(212) 430-3774

Any questions or requests for assistance may be directed to the Dealer Manager or the Information Agent at their respective telephone numbers as set forth below. Any requests for additional copies of the Offer to Purchase, this Letter of Transmittal or related documents may be directed to the Information Agent. A holder may also contact such holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

Global Bondholder Services Corporation

65 Broadway, Suite 404

New York, New York 10006

Banks and Brokers, Call Collect:

(212) 430-3774

All Others Call Toll Free:

(866) 470-3900

The Dealer Manager for the Offer is:

J.P. Morgan Securities LLC

383 Madison Avenue, 4th Floor

New York, New York 10179

(800) 261-5767 (toll free)

Attention: Syndicate Desk